UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2004

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)
Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive, Southlake, Texas
76092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code :  (682) 605-1000

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

On September 2, 2004, Northwest Airlines, Inc. (“Northwest”) announced that it plans to eliminate the fare supplement that it implemented on September 1, 2004, for travel reservation bookings made through a global distribution system (“GDS”) by traditional travel agencies and online travel sites.  As a result of Northwest’s decision to eliminate this fare supplement, Sabre Travel Network is discontinuing application of its Fare Parity Policy to Northwest.  Initial actions taken by Sabre Travel Network pursuant to the Fare Parity Policy with respect to Northwest had included:

•                  Ensuring more prominent display for those carriers providing their full complement of published fares as required under the DCA 3-Year Program;

•                  Discontinuing Northwest’s access to system data and tools enjoyed by other DCA3-Year Program participants; and

•                  Withholding from Northwest a portion of the discounts available under the DCA 3-Year Program.

All of the information furnished in Item 7.01 of this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this release which are not purely historical facts or which necessarily depend upon future events, including statements about the expected effects of these developments on Sabre Holdings Corporation or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements are based upon information available to Sabre Holdings Corporation on the date this report was submitted. Sabre Holdings Corporation undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: structural changes within the travel industry, such as travel suppliers seeking to decrease their reliance on GDSs by seeking alternative distribution models (including those in which they have an economic stake); and Sabre Holdings Corporation’s revenues being highly dependent on the travel and transportation industries, and particularly on airlines. Sabre Holdings Corporation may not succeed in addressing these and other risks. Further information regarding factors that could affect our financial and other results can be found in the risk factors section of Sabre Holdings Corporation’s most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

(Registrant)

Date: September 2, 2004
/s/ James F. Brashear
(Signature)
Name: James F. Brashear
Title: Corporate Secretary